                                                                   EXHIBIT (h.7)

                              HEARTLAND GROUP, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Nasgovitz, Eric J. Miller and Paul T. Beste, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Heartland Group, Inc.'s Registration Statement on Form N-1A (Registration Nos. 33-11371 and 811-4982) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any amendments to such Registration Statement, together with any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable Heartland Group, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or "Blue Sky" laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all actions that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, the undersigned director of Heartland Group, Inc. has hereunto set his hand as of this 12th day of February, 2004.


                                                   /s/  Lawrence M. Woods
                                                   -----------------------------
                                                   Lawrence M. Woods


                                                   /s/ Michael D. Dunham
                                                   -----------------------------
                                                   Michael D. Dunham


                                                   /s/ Dale J. Kent
                                                   -----------------------------
                                                   Dale J. Kent